UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2015

GORDMANS STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1926 South 67th St.,

Omaha, Nebraska 68106

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Gordmans Stores, Inc. (the “Company”) was held on June 4, 2015. All matters submitted to a vote of the Company’s stockholders, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2015, were approved. The number of shares of common stock entitled to vote at the annual meeting was 19,583,523, representing the number of shares of common stock outstanding as of April 10, 2015, the record date for the annual meeting.

The results for each matter voted on at the annual meeting were as follows:

1. Election of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian J. Urbanek	12,848,179	1,308,337	3,051,202
Kenneth I. Tuchman	13,854,386	302,130	3,051,202

Each of the nominees was elected for a term of three years.

2. Ratification of the Audit Committee’s appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year 2015 ending January 30, 2016:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,199,406	8,272	40	0

The appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending January 30, 2016 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDMANS STORES, INC.

Date: June 5, 2015	By:	/s/ Michael D. James
		Name:	Michael D. James
		Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

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